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                          JOHN HANCOCK GLOBAL FUND
                       JOHN HANCOCK GLOBAL INCOME FUND
                         Class A and Class B Shares

                Supplement to Prospectus dated March 1, 1995

The following replaces the paragraph on page 8 entitled "Foreign Currency Transactions:"

        Foreign Currency Transactions. The Fund may enter into forward currency exchange contracts to hedge against fluctuations in currency exchange rates, to enhance return or as a substitute for the purchase or sale of currency. For example, if a portfolio security with an attractive rate of return is denominated in a currency (including the U.S. dollar) that is not expected to perform well, a Fund use may forward contracts to offset its exposure to the non-performing currency while retaining the security. A forward contract involves an obligation to purchase or sell a specific currency at a future date at the contract price. There is no limitation on the value of a Fund's assets that may be committed to forward contracts or on the term of a forward contract. Forward contracts are subject to the following risks: (1) that a Fund's performance will be adversely affected by unexpected changes in currency exchange rates; (2) that the counterparty to a forward contract will fail to perform its contractual obligations; (3) that a Fund will be unable to terminate or dispose of its position in a forward contract; and (4) with respect to hedging transactions in forward contracts, that there will be imperfect correlation between price changes in the forward contract and price changes in the hedged portfolio assets.

The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:

         Effective March 15, 1995, participant directed defined contribution plans with at least I00 eligible employees at the inception of the Fund account may purchase Class A shares of the Fund without an initial sales charge but if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the rate for Class A shares described in the prospectus.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

The paragraph under this heading regarding exchanges of Class B shares into John Hancock Cash Management Fund is deleted in its entirety and replaced by:

         You may exchange Class B shares of the Fund(s) into Class B shares of John Hancock Money Market Fund at net asset value. However, you will continue to be subject to a CDSC upon redemption.

September 29,  1995

03095-9/95

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        John Hancock Short-Term Strategic Income Fund, March 1, 1995
             John Hancock Managed Tax-Exempt Fund, March 1, 1995
           John Hancock Special Opportunities Fund, March 1, 1995
               John Hancock International Fund, March 1, 1995
            John Hancock Sovereign Achievers Fund, March 1, 1995
         John Hancock Sovereign U.S. Government Fund, March 1, 1995
              John Hancock Special Equities Fund, March 1, 1995

                Supplement to Class A and Class B Prospectus


The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:

         Effective March 15, 1995, participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares of the Fund without an initial sales charge but if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the rate for Class A shares described in the prospectus.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

The paragraph under this heading regarding exchanges of Class B shares into John Hancock Cash Management Fund is deleted in its entirety and replaced by:

         You may exchange Class B shares of the Fund(s) into Class B shares of John Hancock Money Market Fund at net asset value. However, you will continue to be subject to a CDSC upon redemption.


September 29, 1995

MF31S 9/95